Schedule of Investments (See Note 3) (Unaudited)

Salient Global Real Estate Fund

March 31, 2019

	Shares	Value (See Note 1)
Common Stocks: 95.6%
Australia: 1.0%
Scentre Group	154,000	$449,419
Canada: 2.7%
Granite Real Estate Investment Trust	11,300	539,907
Summit Industrial Income REIT	71,400	642,752
		1,182,659
France: 5.0%
Gecina SA	2,800	413,971
Unibail-Rodamco-Westfield	11,000	1,803,258
		2,217,229
Germany: 4.3%
ADO Properties SA(a)	16,000	909,066
Vonovia SE	19,000	985,099
		1,894,165
Hong Kong: 8.5%
Henderson Land Development Co., Ltd.	116,026	737,546
Hongkong Land Holdings, Ltd.	62,000	440,820
Link REIT	68,500	801,063
Sun Hung Kai Properties, Ltd.	65,500	1,123,937
Swire Properties, Ltd.	155,400	668,125
		3,771,491
Italy: 0.9%
COIMA RES SpA(a)	45,800	412,037
Japan: 11.1%
Mitsubishi Estate Co., Ltd.	68,000	1,230,479
Mitsui Fudosan Co., Ltd.	48,000	1,205,089
Sumitomo Realty & Development Co., Ltd.	32,000	1,324,118
Tokyo Tatemono Co., Ltd.	91,700	1,122,773
		4,882,459
Netherlands: 2.1%
InterXion Holding NV(b)	14,000	934,220
Singapore: 2.4%
CapitaLand, Ltd.	393,000	1,058,439
Spain: 3.1%
Inmobiliaria Colonial SA	43,800	450,301
Merlin Properties Socimi SA	69,400	908,114
		1,358,415
Sweden: 1.7%
Fabege AB	30,400	441,418
Hufvudstaden AB, Class A	18,300	317,489
		758,907

United Kingdom: 7.6%
Capital & Counties Properties Plc	204,200	639,901
Derwent London Plc	12,500	524,725
Grainger Plc	123,000	379,037
Great Portland Estates Plc	53,000	515,308
Helical Plc	181,220	780,079
Segro Plc	60,000	526,242
		3,365,292
United States: 45.2%
Acadia Realty Trust	33,300	908,091
Alexandria Real Estate Equities, Inc.	7,400	1,054,944
American Assets Trust, Inc.	12,000	550,320
Apple Hospitality REIT, Inc.	35,000	570,500
AvalonBay Communities, Inc.	4,100	822,993
Brandywine Realty Trust	47,400	751,764
Chatham Lodging Trust	45,100	867,724
Clipper Realty, Inc.	10,385	139,055
Colony Capital, Inc.	77,600	412,832
Digital Realty Trust, Inc.	7,800	928,200
Equinix, Inc.	1,200	543,792
Equity Residential	12,100	911,372
Extended Stay America, Inc.	24,500	439,775
Farmland Partners, Inc.	93,600	599,040
Federal Realty Investment Trust	7,400	1,020,090
Howard Hughes Corp.(b)	7,900	869,000
Jernigan Capital, Inc.	37,082	780,205
Mack-Cali Realty Corp.	43,900	974,580
Mid-America Apartment Communities, Inc.	9,500	1,038,635
National Storage Affiliates Trust	22,152	631,554
Paramount Group, Inc.	61,500	872,685
Prologis, Inc.	14,100	1,014,495
Retail Opportunity Investments Corp.	48,000	832,320
SL Green Realty Corp.	9,100	818,272
Summit Hotel Properties, Inc.	27,500	313,775
Ventas, Inc.	7,200	459,432
Weyerhaeuser Co.	32,400	853,416
		19,978,861
Total Common Stocks (Cost $38,318,959)		42,263,593
Limited Partnerships: 3.0%
United States: 3.0%
Brookfield Property Partners LP(b)	65,000	1,337,050
Total Limited Partnerships (Cost $1,070,767)		1,337,050
Total Investments: 98.6% (Cost $39,389,726)		43,600,643
Net Other Assets and Liabilities: 1.4%		627,324
Net Assets: 100.0%		$44,227,967

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,321,103, representing 3.0% of net assets.

(b)	Non-income producing security.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient International Small Cap Fund

March 31, 2019

	Shares	Value (See Note 1)
Common Stocks: 98.8%
Australia: 8.0%
carsales.com, Ltd.	74,534	$669,474
Link Administration Holdings, Ltd.	216,165	1,132,741
OZ Minerals, Ltd.	187,552	1,411,616
REA Group, Ltd.	17,315	918,400
		4,132,231
Austria: 1.1%
Schoeller-Bleckmann Oilfield Equipment AG	7,115	590,613
Belgium: 5.6%
D’leteren SA NV	15,955	631,783
KBC Ancora	21,478	997,448
Kinepolis Group NV	11,272	637,276
Materialise NV, ADR(a)	39,477	621,368
		2,887,875
Canada: 1.9%
Open Text Corp.	19,000	730,170
Vermilion Energy, Inc.	10,000	247,000
		977,170
Denmark: 3.8%
Ascendis Pharma A/S, ADR(a)	3,500	411,950
Dfds A/S	18,001	744,880
Royal Unibrew A/S	11,377	839,335
		1,996,165
Finland: 4.8%
Huhtamaki OYJ	17,763	660,934
Valmet OYJ	72,069	1,823,827
		2,484,761
France: 3.2%
Cellectis SA(a)	12,700	232,918
Teleperformance	8,027	1,442,487
		1,675,405
Germany: 6.0%
Deutz AG	89,216	746,583
Grenke AG	4,016	390,354
Jenoptik AG	16,151	601,497
Nemetschek SE	3,366	573,923
Scout24 AG	15,417	798,292
		3,110,649

Hong Kong: 3.4%
HKBN, Ltd.	551,000	877,394
Samsonite International SA	285,000	913,095
		1,790,489
Ireland: 2.9%
Dalata Hotel Group PLC	174,045	1,147,982
Smurfit Kappa Group PLC	11,999	334,882
		1,482,864
Israel: 1.0%
Elbit Systems, Ltd.	4,102	529,158
Italy: 2.6%
Credito Emiliano SpA	109,402	614,836
Datalogic SpA	32,616	761,010
		1,375,846
Japan: 23.5%
Aeon Delight Co., Ltd.	34,300	1,332,324
Alps Alpine Co., Ltd.	40,900	852,468
Hoshizaki Corp.	8,307	514,175
Japan Hotel REIT Investment Corp.	1,434	1,155,429
Japan Petroleum Exploration Co., Ltd.	34,200	739,359
Kenedix Retail REIT Corp.	510	1,243,824
Kinden Corp.	68,300	1,130,219
Kobe Bussan Co., Ltd.	42,000	1,591,627
Pan Pacific International Holdings Corp.	21,000	1,388,884
Persol Holdings Co., Ltd.	24,700	399,372
Toshiba Plant Systems & Services Corp.	52,700	933,413
Tsumura & Co.	13,900	422,029
YAMADA Consulting Group Co., Ltd.	22,800	473,980
		12,177,103
Luxembourg: 2.3%
Solutions 30 SE(a)	97,084	1,184,876
Netherlands: 6.3%
BE Semiconductor Industries NV	18,896	502,783
InterXion Holding NV(a)	17,269	1,152,361
TKH Group NV	16,833	793,817
uniQure NV(a)	13,800	823,170
		3,272,131
Norway: 1.8%
Aker ASA	11,944	911,211
Singapore: 2.0%
Keppel DC REIT	926,307	1,025,243
Spain: 0.5%
Ence Energia y Celulosa SA	47,191	262,565

Sweden: 5.3%
Concentric AB	39,133	618,734
Coor Service Management Holding AB	125,344	1,116,290
Husqvarna AB, Class B	123,476	1,008,547
		2,743,571
Switzerland: 2.9%
BKW AG	7,966	543,200
Clariant AG(a)	45,573	957,914
		1,501,114
United Kingdom: 9.9%
BBA Aviation PLC	109,794	356,073
Coats Group PLC	455,554	469,329
Essentra PLC	60,837	327,250
LivaNova PLC(a)	3,000	291,750
On the Beach Group PLC, Class B	55,273	315,678
Pearson PLC	41,500	451,980
Polypipe Group PLC	130,029	682,506
RWS Holdings PLC	41,962	263,429
Safestore Holdings PLC	69,724	541,694
Spirax-Sarco Engineering PLC	5,186	485,649
Synthomer PLC	60,760	300,245
Vitec Group PLC	44,911	666,836
		5,152,419
Total Common Stocks (Cost $40,550,642)		51,263,459
Total Investments: 98.8% (Cost $40,550,642)		51,263,459
Net Other Assets and Liabilities: 1.2%		613,680
Net Assets: 100.0%		$51,877,139

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Investment Abbreviations:

REIT - Real Estate Investment Trust

ADR – American Depository Receipt

Schedule of Investments (See Note 3) (Unaudited)

Salient Select Income Fund

March 31, 2019

	Shares	Value (See Note 1)
Common Stocks: 19.0%
Hotels & Motels: 1.3%
Extended Stay America, Inc.	365,000	$6,551,750
Office REITs: 1.6%
Brandywine Realty Trust	501,700	7,956,962
REITs-Apartments: 2.6%
Clipper Realty, Inc.(a)	950,000	12,720,500
REITs-Diversified: 1.7%
Colony Capital, Inc.	1,552,183	8,257,614
REITs-Healthcare: 2.1%
Sabra Health Care REIT, Inc.	525,000	10,221,750
REITs-Hotels: 4.3%
Apple Hospitality REIT, Inc.	430,100	7,010,630
Chatham Lodging Trust	726,300	13,974,012
		20,984,642
REITs-Mortgage: 1.7%
Exantas Capital Corp.	810,000	8,610,300
REITs-Storage: 2.4%
Jernigan Capital, Inc.	569,026	11,972,307
REITs-Warehouse/Industrial: 1.3%
STAG Industrial, Inc.	210,000	6,226,500
Total Common Stocks
(Cost $81,442,399)		93,502,325
Convertible Preferred Stocks: 17.7%
REITs-Diversified: 3.4%
Lexington Realty Trust
Series C, 6.500%	310,000	16,702,800
REITs-Hotels: 6.4%
Braemar Hotels & Resorts, Inc.
Series B, 5.500%	816,502	16,297,380
RLJ Lodging Trust
Series A, 1.950%	614,000	15,448,240
		31,745,620
REITs-Industrial: 1.4%
QTS Realty Trust, Inc.
Series B, 6.500%	63,500	6,897,370

REITs-Shopping Centers: 2.7%
RPT Realty
Series D, 7.250%	245,700	12,357,481
Wheeler Real Estate Investment Trust, Inc.
Series B, 9.000%	60,512	786,656
		13,144,137
REITs-Specialized: 3.8%
EPR Properties
Series C, 5.750%	248,700	7,819,128
Series E, 9.000%	290,000	10,988,100
		18,807,228
Total Convertible Preferred Stocks
(Cost $73,592,873)		87,297,155
Limited Partnerships: 3.0%
Real Estate Operating/Development: 3.0%
Brookfield Property Partners LP(b)	715,000	14,707,550
Total Limited Partnerships
(Cost $11,778,448)		14,707,550
Preferred Stocks: 47.0%
Oil, Gas & Consumable Fuels: 0.5%
TravelCenters of America LLC 8.250%	90,000	2,309,400
REITs-Diversified: 5.3%
Colony Capital, Inc.
Series G, 7.500%	100,000	2,274,000
Series H, 7.125%	326,500	7,212,385
Series I, 7.150%	114,300	2,586,609
CorEnergy Infrastructure Trust, Inc.
Series A, 7.375%	89,418	2,231,873
Global Net Lease, Inc.
Series A, 7.250%	200,000	5,134,000
Spirit Realty Capital, Inc.
Series A, 6.000%	120,000	2,872,800
Vornado Realty Trust
Series K, 5.700%	22,866	577,138
Series M, 5.250%	130,000	3,048,500
		25,937,305
REITs-Healthcare: 2.1%
Global Medical REIT, Inc.
Series A, 7.500%	400,000	10,212,000
REITs-Hotels: 4.7%
Hersha Hospitality Trust
Series C, 6.875%	310,000	7,486,500
Series E, 6.500%	269,408	6,433,463
Pebblebrook Hotel Trust
Series D, 6.375%	149,900	3,934,875
Summit Hotel Properties, Inc.
Series E, 6.250%	225,000	5,229,000
		23,083,838

REITs-Industrial: 1.1%
Plymouth Industrial REIT, Inc.
Series A, 7.500%	174,967	4,409,168
Rexford Industrial Realty, Inc.
Series B, 5.875%	44,613	1,091,680
		5,500,848
REITs-Mortgage: 5.0%
iStar Financial, Inc.
Series D, 8.000%	49,300	1,259,615
Series G, 7.650%	657,539	16,405,598
Series I, 7.500%	275,200	6,968,064
		24,633,277
REITs-Office Property: 0.7%
Highwoods Properties, Inc.
Series A, 8.625%	2,689	3,294,025
REITs-Regional Malls: 1.3%
Washington Prime Group, Inc.
Series I, 6.875%	340,669	6,677,112
REITs-Residential: 8.1%
American Homes 4 Rent
Series D, 6.500%	130,162	3,449,293
Series G, 5.875%	229,200	5,695,620
Series H, 6.250%	109,000	2,746,800
Bluerock Residential Growth REIT, Inc.
Series A, 8.250%	100,000	2,658,000
Series C, 7.625%	44,401	1,110,025
Series D, 7.125%	37,988	919,310
UMH Properties, Inc.
Series B, 8.000%	329,000	8,593,480
Series C, 6.750%	577,300	14,773,107
		39,945,635
REITs-Shopping Centers: 11.5%
Cedar Realty Trust, Inc.
Series C, 6.500%	199,000	4,228,750
Kimco Realty Corp.
Series L, 5.125%	187,500	4,419,375
Pennsylvania Real Estate Investment Trust
Series D, 6.875%	200,000	4,262,000
Saul Centers, Inc.
Series C, 6.875%	429,217	11,228,317
Series D, 6.125%	375,000	9,080,625
Seritage Growth Properties
Series A, 7.000%	120,000	2,904,000
Urstadt Biddle Properties, Inc.
Series G, 6.750%	450,000	11,646,000
Series H, 6.250%	345,500	9,090,105
		56,859,172
REITs-Specialized: 3.1%
Farmland Partners, Inc.
Series B, 6.000%	666,627	15,352,420

REITs-Storage: 1.5%
National Storage Affiliates Trust
Series A, 6.000%	300,000	7,467,000
REITs-Warehouse/Industrial: 2.1%
Monmouth Real Estate Investment Corp.
Series C, 6.125%	444,004	10,651,656
Total Preferred Stocks
(Cost $214,121,800)		231,923,688
Convertible Corporate Bonds: 2.7%
REITs-Diversified: 2.7%
Consolidated-Tomoka Land Co., Sr. Unsec. Notes 4.500%, 03/15/20	13,000,000	13,302,900
Total Convertible Corporate Bonds
(Cost $12,999,998)		13,302,900
Corporate Bond: 1.5%
Consumer Products: 1.5%
Land O’ Lakes, Inc. 7.000% Perpetual Corp.,(c)(d)	7,500,000	7,232,813
Total Corporate Bond
(Cost $7,500,000)		7,232,813
GOVERNMENT BOND: 4.0%
United States Treasury Bill
1.90%, 04/09/19	20,000,000	19,989,411

Total Government Bond (Cost $19,989,422)		19,989,411

Total Investments: 94.9% (Cost $421,424,940)		467,955,842

Net Other Assets and Liabilities: 5.1%		24,931,604

Net Assets: 100.0%		$492,887,446

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See note 4 for more information.
(b)	Non-income producing security.
(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $7,232,813, representing 1.5% of net assets.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Sr. - Senior

Unsec. - Unsecured

Schedule of Investments (See Note 3) (Unaudited)

Salient Tactical Growth Fund

March 31, 2019

	Shares	Value (See Note 1)
Exchange-Traded Funds: 51.3%
Invesco QQQ Trust Series 1	362,692	$65,161,245
SPDR® S&P 500® ETF Trust(a)	341,019	96,331,047
		161,492,292
Total Exchange-Traded Funds (Cost $155,433,421)		161,492,292
Total Investments: 51.3% (Cost $155,433,421)		161,492,292
Net Other Assets and Liabilities: 48.7%		153,554,910
Net Assets: 100.0%		$315,047,202

Percentages are stated as a percent of net assets.

(a)

The SPDR® S&P 500® ETF Trust Annual Report, along with the report of the independent registered public accounting firm, is included in the Security’s Form N-CSR available at “www.sec.gov”. As of March 31, 2019, the percentage of the Fund’s net assets invested in the SPDR® S&P 500® ETF Trust was 30.6%.

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depository Receipts

Forward Funds

Notes to Schedules of Investments (Unaudited)

March 31, 2019

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services- Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last avail- able sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over- the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or value may be determined based on quotes from dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence sub- sequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange for- ward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex- dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. No Funds held securities sold short as of March 31, 2019.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the con- tract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No Funds held futures contracts as of March 31, 2019.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. No Funds held purchased options during the three months ended March 31, 2019.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the war- rants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of March 31, 2019, the Funds held no warrants.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(i) LEVERAGE

Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund maintains a line of credit up to one-third of the value of its assets with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowing under this agreement. Select Income Fund also maintains a separate line of credit up to a limit of $50,000,000 with Société Générale. For borrowings under this agreement, the Fund is charged interest of 1.05% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Real Estate Fund
Common Stocks(a)	$42,263,593	$—	$—	$42,263,593
Limited Partnerships(a)	1,337,050	—	—	1,337,050

Total	$43,600,643	$—	$—	$43,600,643

International Small Cap Fund
Common Stocks(a)	$51,263,459	$—	$—	$51,263,459

Total	$51,263,459	$—	$—	$51,263,459

Select Income Fund
Common Stocks(a)	$93,502,325	$—	$—	$93,502,325
Limited Partnerships(a)	14,707,550	—	—	14,707,550
Preferred Stocks(a)	228,629,663	3,294,025	—	231,923,688
Convertible Corporate Bonds(a)	—	13,302,900	—	13,302,900
Convertible Preferred Stocks(a)	87,297,155	—	—	87,297,155
Corporate Bond(a)	—	7,232,813	—	7,232,813
Government Bond(a)	—	19,989,411	—	19,989,411

Total	$424,136,693	$43,819,149	$—	$467,955,842

Tactical Growth Fund
Exchange-Traded Funds	$161,492,292	$—	$—	$161,492,292

Total	$161,492,292	$—	$—	$161,492,292

(a)	For detailed descriptions of sector, industry country, or state see the accompanying Schedule of Investments.

For the three months ended March 31, 2019, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the three months ended March 31, 2019, Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 3/31/2019	Dividend Income	Change in Unrealized Appreciation/ Depreciation	Realized Gain/(Loss)
Investments in affiliates held as of 3/31/2019
Common Stocks
Clipper Realty, Inc.	950,000	—	—	950,000	$12,720,500	$90,250	$304,000	$—

					$12,720,500	$90,250	$304,000	$—

5. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Schedules of Investments as of March 31, 2019.